Exhibit 99.1

Contact:
Christopher J. Zyda
Senior Vice President &

Chief Financial Officer

Phone: (415) 486-2110
Email: czyda@luminentcapital.com

LUMINENT MORTGAGE CAPITAL, INC. ANNOUNCES 4th QUARTER EARNINGS

•	Record net income of $16.9 million, or $0.46 per share

•	Record return on average equity of 16.1%

•	REIT taxable net income of $15.8 million, or $0.43 per share

•	Quarterly dividend maintained at $0.43 per share: annualized dividend yield of 15.2%

SAN FRANCISCO, CA February 3, 2005 – Luminent Mortgage Capital, Inc. (NYSE: LUM) today reported record net income for the quarter ended December 31, 2004 of $16.9 million, or $0.46 diluted earnings per share, and REIT taxable net income for the quarter ended December 31, 2004 of $15.8 million, or $0.43 per share. Pursuant to the requirements of the Internal Revenue Code, REIT taxable net income, not GAAP net income, is the basis upon which Luminent determines its dividends to stockholders in order to maintain its REIT status. The principal difference between GAAP net income and REIT taxable net income relates to the timing of the recognition of realized gains or losses on Eurodollar futures contracts used in Luminent’s liability management strategy. For the year ended December 31, 2004, net income was $57.1 million, or $1.68 diluted earnings per share.

Luminent declared a fourth quarter dividend of $0.43 per share which was paid on January 31, 2005 to stockholders of record on December 31, 2004. Based on its February 2, 2005 per share closing stock price of $11.30, the $0.43 fourth quarter dividend equates to an annualized dividend yield of 15.2%. This historical yield should not be construed as a predictor of Luminent’s future dividend yield.

“The strong fourth quarter brought an excellent year for Luminent to a successful close,” said Gail P. Seneca, Chairman and CEO. “In the fourth quarter, Luminent again delivered a double-digit dividend yield to investors, as it did throughout 2004. We have effectively managed our portfolio of extremely high quality, short duration mortgage-backed securities to produce attractive yields in a market in which other high quality bonds yield less than 5%.”

“Our fourth quarter record return on average equity of 16.1% was produced in a volatile and challenging interest rate environment,” stated Ms. Seneca. “Short-term interest rates rose sharply in the fourth quarter and the market braced for more Federal Reserve rate hikes. Despite these challenges, Luminent delivered solidly on its objective to produce attractive income for its investors.”

“Interest rates remain volatile thus far in 2005,” continued Ms. Seneca. “This year, as always, our dividends could vary with market conditions, and could be sensitive to further interest rate curve flattening. Nevertheless, Luminent is confident in its reliable and highly profitable spread lending business model, which should produce superior income returns to its investors over time. We are also highly confident in our team’s proven portfolio management expertise.”

All our mortgage assets were short duration and high-quality. Mortgage assets held at December 31, 2004 were approximately $4.8 billion and had the following composition: 2.6% adjustable-rate mortgages; 96.3% hybrid adjustable-rate mortgages; and 1.1% balloon short maturity mortgages. Approximately 61.4% of the assets were invested in agency securities with the remaining 38.6 % invested in AAA-rated, securitized, residential whole loan mortgages. As of December 31, 2004, the portfolio had a weighted-average amortized cost of 101.7% of face amount.

For the quarter ended December 31, 2004, the weighted-average yield on average earning assets was 3.55%, and the weighted-average total cost of funds on repurchase agreement liabilities was 2.01%, resulting in a net interest spread of 1.54%. “Both our asset yields and our cost of funds rose in the quarter, allowing us to maintain a robust net interest margin,” said Albert Gutierrez, President of Luminent.

At December 31, 2004, the weighted-average coupon of the mortgage assets was 4.22%. The principal payment rate on our mortgage-backed securities, an annual rate of principal paydowns for our mortgage-backed securities relative to the outstanding principal balance of our mortgage-backed securities, was 25% for the quarter ended December 31, 2004.

At December 31, 2004, the outstanding repurchase agreement balance was $4.4 billion and the weighted-average days to rate reset of Luminent’s total liabilities was 275 days.

Luminent’s book value at December 31, 2004 was $405.5 million, or $10.93 per share. The book value at December 31, 2004 includes the impact of the cash distribution of $0.43 per share for the fourth quarter and the mark-to-market on its portfolio. Luminent’s book value per share, excluding the unrealized marks-to-market on its portfolio and interest rate swaps, was $12.58 at December 31, 2004.

“We focus investor attention on book value without the impact of unrealized marks-to-market because Luminent intends to hold its mortgage-backed securities and interest rate swaps to maturity,” said Ms. Seneca. “This book value represents the amount of equity truly at work for our stockholders in our investment strategy. At its per share closing stock price of $11.30 on February 2, 2005, LUM is trading below its adjusted book value per share.”

Leverage, defined as total repurchase agreements divided by total stockholders’ equity, at December 31, 2004 was 10.9 times. Leverage, calculated using stockholders’ equity excluding the unrealized marks-to-market on the portfolio and interest rate swaps, was 9.5 times at December 31, 2004.

Luminent Mortgage Capital, Inc., based in San Francisco, California, was formed in April 2003 to invest primarily in U.S. agency and other highly rated, single-family, adjustable-rate, hybrid adjustable-rate and fixed-rate mortgage-backed securities, which it acquires in the secondary market. Luminent is externally managed and advised by Seneca Capital Management LLC. Luminent is organized and conducts its operations so as to qualify as a real estate investment trust for federal income tax purposes. Luminent’s website can be found at www.luminentcapital.com.

Luminent will hold a fourth quarter 2004 earnings conference call on Thursday, February 3, 2005 at 10:00 a.m. PST. The dial-in number is 1-888-396-2356 and the passcode is 70736942. A replay of the call will be available through March 9, 2005. The replay number is 1-888-286-8010 and the passcode is 69101345. The call will be webcast and can be accessed at Luminent’s web site at www.luminentcapital.com or through CCBN’s individual investor center at www.fulldisclosure.com. A webcast replay will be archived for one year on the Event Calendar page at .

The international dial-in number is 1-617-847-8709 and the passcode is 70736942. The international replay number is 1-617-801-6888 and the passcode is 69101345.

This news release and Luminent’s filings with the Securities and Exchange Commission contain forward-looking statements that predict or describe future events or trends. The matters described in these forward-looking statements are subject to known and unknown risks, uncertainties and other unpredictable factors, many of which are beyond Luminent’s control and are based on the information currently available to Luminent’s management. Luminent faces many risks that could cause its actual performance to differ materially from the results expressed or implied by its forward-looking statements, including, without limitation, the possibilities that interest rates may change, that principal payment rates may change, that mortgage-backed securities may not be available for purchase on favorable terms, that borrowings to finance the purchase of assets may not be available on favorable terms, that Luminent may not be able to maintain its dividend or the yield on its common stock, that Luminent may not be able to maintain its qualification as a REIT for federal income tax purposes, that Luminent may experience the risks associated with investing in real estate, including changes in business conditions and the general economy, and that Luminent’s strategies may not be effective (including portfolio management and hedging strategies and strategy to protect net interest spreads). Luminent’s filings with the Securities and Exchange Commission contain a more complete description of these and many other risks to which Luminent is subject. Because of those risks, Luminent’s actual results, performance or financial condition may differ materially from the results, performance or financial condition contemplated by its forward-looking statements. The information set forth in this news release represents management’s current expectations and intentions. Luminent assumes no responsibility to update or revise any forward-looking statements, whether as a result of new information, future developments or otherwise.

LUMINENT MORTGAGE CAPITAL, INC.

BALANCE SHEET

(Unaudited)

	December 31,	December 31,
(in thousands, except share and per share amounts)	2004	2003
Assets:
Cash and cash equivalents	$10,581	$7,219
Mortgage-backed securities available-for-sale, at fair value	186,351	352,123
Mortgage-backed securities available-for-sale, pledged as collateral, at fair value	4,641,604	1,809,822
Interest receivable	18,861	7,345
Principal receivable	13,426	2,313
Swap contracts, at fair value	7,900	—
Other assets	1,105	518

Total assets	$4,879,828	$2,179,340

Liabilities:
Repurchase agreements	$4,436,456	$1,728,973
Unsettled security purchases	—	156,127
Cash distribution payable	15,959	5,267
Futures contracts, at fair value	1,073	157
Accrued interest expense	17,333	3,777
Management fee payable, incentive fees payable and other related party liabilities	2,952	1,088
Insurance note payable	—	92
Accounts payable and accrued expenses	552	1,363

Total liabilities	4,474,325	1,896,844

Stockholders’ Equity:

Preferred stock, par value $0.001:
10,000,000 shares authorized; no shares issued and outstanding at December 31, 2004 and December 31, 2003	—	—

Common stock, par value $0.001:
100,000,000 shares authorized; 37,113,011 and 24,814,000 shares issued and outstanding at December 31, 2004 and December 31, 2003, respectively	37	25
Additional paid-in capital	478,457	317,339
Deferred compensation	(2,207)	—
Accumulated other comprehensive loss	(61,368)	(26,510)
Accumulated distributions in excess of accumulated earnings	(9,416)	(8,358)

Total stockholders’ equity	405,503	282,496

Total liabilities and stockholders’ equity	$4,879,828	$2,179,340

LUMINENT MORTGAGE CAPITAL, INC.

STATEMENT OF OPERATIONS

(Unaudited)

				For the Period
	For the Three	For the Three	For the	from April 26,
	Months Ended	Months Ended	Year Ended	2003 through
	December 31,	December 31,	December 31,	December 31,
(in thousands, except share and per share amounts)	2004	2003	2004	2003
Revenues:
Net interest income:
Interest income	$42,071	$11,205	$123,754	$22,654
Interest expense	22,467	4,518	55,116	9,009

Net interest income	19,604	6,687	68,638	13,645
Other income	1,070	—	1,070	—
Losses on sales of mortgage-backed securities	—	—	—	(7,831)
Expenses:
Management fee expense to related party	1,097	418	4,066	901
Incentive fee expense to related parties	1,452	367	4,915	980
Salaries and benefits	275	59	593	99
Professional services	512	130	1,348	477
Board of directors expense	78	56	249	117
Insurance expense	137	128	631	291
Custody expense	109	65	383	115
Other general and administrative expenses	150	60	411	73

Total expenses	3,810	1,283	12,596	3,053

Net income	$16,864	$5,404	$57,112	$2,761

Net income per share – basic	$0.46	$0.40	$1.68	$0.27

Net income per share – diluted	$0.46	$0.40	$1.68	$0.27

Weighted-average number of shares outstanding –basic	36,814,000	13,414,000	33,895,967	10,139,280

Weighted-average number of shares outstanding –diluted	36,928,978	13,414,260	33,947,414	10,139,811

LUMINENT MORTGAGE CAPITAL, INC.

ADDITIONAL FINANCIAL INFORMATION

(Unaudited)

The following table summarizes Luminent’s mortgage-backed securities classified as available-for-sale as of December 31, 2004, which are carried at fair value:

			Hybrid-		Balloon
	Adjustable-		Adjustable Rate		Maturity		Total Mortgage-
(in thousands)	Rate Securities		Securities		Securities		Backed Securities
Amortized cost	$127,360		$4,714,759		$55,134		$4,897,253
Unrealized gains	33		739		—		772
Unrealized losses	(1,618)		(67,340)		(1,112)		(70,070)

Fair value	$125,775		$4,648,158		$54,022		$4,827,955

% of total	2.6	%	96.3	%	1.1	%	100.0	%

The following table summarizes Luminent’s mortgage-backed securities on December 31, 2004 according to their estimated weighted-average life classifications:

			Weighted-Average
Weighted-Average Life	Fair Value	Amortized Cost	Coupon
	(in thousands)
Less than one year	$211,475	$215,099	3.76	%
Greater than one year and less than five years	4,616,480	4,682,154	4.24
Greater than five years	—	—	—

Total	$4,827,955	$4,897,253	4.22	%

At December 31, 2004, the repurchase agreements had remaining maturities as summarized below:

	Overnight		Between		Between		Between
	(1 day or		2 and 30		31 and 90		91 and 602
	less)		days		days		days		Total
				(in thousands)
Agency-backed mortgage-backed securities:
Amortized cost of securities sold,
including accrued interest	$20,203		$153,656		$1,017,753		$1,702,727		$2,894,339
Fair market value of securities sold,
including accrued interest	20,010		152,100		1,005,208		1,677,425		2,854,743
Repurchase agreement liabilities
associated with these securities	19,058		144,512		956,307		1,596,914		2,716,791
Weighted-average interest rate of
repurchase agreement liabilities	2.36	%	2.28	%	2.41	%	2.35	%	2.37	%
Non-agency-backed mortgage-backed securities:
Amortized cost of securities sold,
including accrued interest	$17,795		$53,278		$998,982		$763,429		$1,833,484
Fair market value of securities sold,
including accrued interest	17,555		52,706		982,301		752,376		1,804,938
Repurchase agreement liabilities
associated with these securities	16,719		50,132		936,901		715,913		1,719,665
Weighted-average interest rate of
repurchase agreement liabilities	2.36	%	2.27	%	2.44	%	2.35	%	2.35	%
Total:
Amortized cost of securities sold,
including accrued interest	$37,998		$206,934		$2,016,735		$2,466,156		$4,727,823
Fair market value of securities sold,
including accrued interest	37,565		204,806		1,987,509		2,429,801		4,659,681
Repurchase agreement liabilities
associated with these securities	35,777		194,644		1,893,208		2,312,827		4,436,456
Weighted-average interest rate of
repurchase agreement liabilities	2.36	%	2.28	%	2.43	%	2.35	%	2.38	%

LUMINENT MORTGAGE CAPITAL, INC.

ADDITIONAL FINANCIAL INFORMATION (continued)

(Unaudited)

Our book value at December 31, 2004 was as follows:

	Total	Book Value per
	Stockholders’	Share (1)
	Equity
	(in thousands)
Total stockholders’ equity (GAAP)	$405,503	$10.93
Addback/(Subtract)
Accumulated other comprehensive loss on mortgage-backed securities	69,298	1.86
Accumulated other comprehensive income on interest rate swap contracts	(7,748)	(0.21)

Total stockholders’ equity, excluding accumulated other comprehensive
loss on mortgage-backed securities and interest rate swap contracts (NON-GAAP)	$467,053	$12.58

(1) Based on 37,113,011 shares outstanding at December 31, 2004

Interest expense for the three months and the year ended December 31, 2004 was calculated as follows:

		Percentage			Percentage
	For the Three	of Average		For the	of Average
	Months Ended	Repurchase		Year Ended	Repurchase
	December 31,	Agreement		December 31,	Agreement
	2004	Liabilities		2004	Liabilities
	(in thousands)			(in thousands)
Interest expense on repurchase agreement liabilities	$24,116	2.16	%	$56,309	1.60	%
Net hedge ineffectiveness (gains)/losses on futures and interest rate
swap contracts	(528)	(0.05)		(2,268)	(0.06)
Amortization of net realized gains on futures	(2,531)	(0.23)		(2,803)	(0.08)
Net interest expense on interest rate swap contracts	1,308	0.12		3,720	0.11
Other	102	nm		158	nm
Total interest expense	$22,467	2.01	%	$55,116	1.57	%

nm = not meaningful

Average repurchase agreement liabilities during the three months and the year ended December 31, 2004 were $4.4 billion and $3.5 billion, respectively.

LUMINENT MORTGAGE CAPITAL, INC.

ADDITIONAL FINANCIAL INFORMATION (continued)

(Unaudited)

REIT taxable net income is calculated according to the requirements of the Internal Revenue Code, rather than GAAP. The following table reconciles GAAP net income to REIT taxable net income for the three months and the year ended December 31, 2004:

	For the Three	For the
	Months Ended	Year Ended December
(in thousands)	December 31, 2004	31, 2004
GAAP net income	$16,864	$57,112

Adjustments to GAAP net income:
Amortization of organizational costs	(9)	(33)
Addback unvested stock compensation expense for unvested options	1	5
Addback unvested stock compensation expense for unvested restricted stock	595	1,494
Subtract net hedge ineffectiveness losses on futures and interest rate swap contracts	(528)	(308)
Subtract dividend equivalent rights on restricted stock	(129)	(258)
Subtract amortization of net realized gains on futures contracts	(2,530)	—
Addback net realized gains on futures contracts	1,577	1,410

Net adjustments to GAAP net income	(1,023)	2,310

REIT taxable net income	$15,841	$59,422

Undistributed REIT taxable net income for the three months and the year ended December 31, 2004 was as follows:

	For the Three Months		For the
	Ended		Year Ended
(in thousands, except per share data)	December 31, 2004		December 31, 2004
Undistributed REIT taxable net income, beginning of period	$1,780		$281
REIT taxable net income earned during period	15,841		59,422
Distributions declared during period, net of dividend equivalent rights on restricted stock	(15,830)		(57,912)

Undistributed REIT taxable net income, end of period	$1,791		$1,791

Cash distributions per share declared during period	$0.43		$1.71

Percentage of REIT taxable net income distributed	99.9	%	97.5	%

We believe that these presentations of our REIT taxable net income are useful to investors because they are directly related to the distributions we are required to make in order to retain our REIT status and to the calculations of the incentive compensation payable to related parties (before deducting incentive compensation, net operating losses and certain other items). There are limitations associated with REIT taxable net income, and by itself it is an incomplete measure of our financial performance over any period. As a result, our REIT taxable net income should be considered in addition to, and not as a substitute for, our GAAP-based net income as a measure of our financial performance.